[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit 10.25.5

EXECUTION COPY

AMENDMENT NO. 8 TO PRICING LETTER

and

AMENDMENT NO. 5 TO MASTER REPURCHASE AGREEMENT

Amendment No. 8 to Pricing Letter and Amendment 5 to Master Repurchase Agreement (this “Amendment”) dated as of April 29, 2014, between UBS REAL ESTATE SECURITIES INC. (the “Buyer”), and LOANDEPOT.COM, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to (i) a certain Master Repurchase Agreement, dated as of March 14, 2012 (as amended by Amendment No. 1, dated as of April 26, 2012, Pricing Supplement No. 1, dated as of April 26, 2012, Amendment No. 2, dated as of July 27, 2012, Amendment No. 3, dated as of September 25, 2012 and Amendment No. 4, dated as of March 27, 2014, the “Existing Repurchase Agreement and as subsequently amended by this Amendment and as may be amended from time to time, the “Repurchase Agreement”), (ii) a certain Pricing Letter, dated as of March 14, 2012 (as amended by Amendment No. 1, dated as of April 26, 2012, Pricing Supplement No. 1, dated as of April 26, 2012, Amendment No. 2, dated as of June 18, 2012, Amendment No. 3, dated as of July 27, 2012, Amendment No. 4, dated as of September 25, 2012, Amendment No. 5, dated as of March 7, 2013, Amendment No. 6, dated as of April 12, 2013 and Amendment No. 7, dated as of April 30, 2013, the “Existing Pricing Letter” and as subsequently amended by this Amendment and as may be amended from time to time, the “Pricing Letter”) and (iii) a certain Pricing Supplement No. 1, dated as of April 26, 2012 and Amendment, No. 1, dated as of April 30, 2013 (the “Existing Pricing Supplement No. 1” and as may be amended from time to time, the “Pricing Supplement No. 1”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Pricing Letter, Existing Pricing Supplement No. 1 and Existing Repurchase Agreement.

The Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Pricing Letter and Existing Repurchase Agreement be amended to reflect certain agreed upon revisions.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Pricing Letter and the Existing Repurchase Agreement are hereby amended as follows:

SECTION 1. Amendments.

(a) On and after the Amendment Effective Date, Section 1 of the Existing Pricing Letter is hereby amended by deleting the definitions of “Maintenance Fee Rate,” “Minimum Balance Requirement,” “Operating Account Rate,” and “Termination Date” in their entirety and replacing them with the following:

“Maintenance Fee Rate” shall mean a rate equal to [***]%.

“Minimum Balance Requirement” shall equal an amount that is [***].

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

“Operating Account Rate” shall equal, for any calendar quarter [***]%.

“Termination Date” shall mean April 28, 2015, such other date declared by either Seller or Buyer as contemplated by Section 3 of the Pricing Letter, or such date as determined by Buyer pursuant to its rights and remedies under the Agreement.

(b) On and after the Amendment Effective Date, Section 1 of the Existing Pricing Letter is hereby amended by adding the following definition in its proper alphabetical order:

“Overnight LIBOR” shall mean for each day, the rate of interest (calculated on a per annum basis) equal to the overnight rate administered by ICE Benchmark Administration Limited (or any successor institution or replacement institution used to determine or administer Overnight LIBOR) and as reported on the display designated as “BBAM” “on Bloomberg (or such other display as may replace “BBAM” on Bloomberg) on such date of determination, and if such rate shall not be so quoted, the rate per annum at which Buyer or an Affiliate is offered Dollar deposits at or about 11:00 a.m., (New York City time), on such day, by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its loans are then being conducted for delivery on such day for an overnight period, and in an amount comparable to the amount of the Purchase Price of Transactions to be outstanding on such day. Buyer’s determination of Overnight LIBOR shall be conclusive upon the parties absent manifest error on the part of Buyer.

(c) On and after Amendment Effective Date, Section 4(iv) of the Existing Pricing Letter is hereby deleted in its entirety and replaced as follows:

Maintenance of Liquidity. Seller shall ensure that, at all times, it has cash and Cash Equivalents (excluding Restricted Cash or cash pledged to any person), in an amount not less than $20,000,000.

(d) On and after Amendment Effective Date, Section 4(vi) of the Existing Pricing Letter is hereby deleted in its entirety and replaced as follows:

Maintenance of Compare Ratio. Seller’s Compare Ratio with respect to its DE Compare Report and Institution Compare Report shall not exceed [***]%.

(e) On and after the Amendment Effective Date, Exhibit A of the Existing Pricing Letter is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit A attached hereto.

(f) On and after the Amendment Effective Date, Schedule 1 of the Existing Pricing Letter is hereby amended by deleting such schedule in its entirety and replacing it with Exhibit B attached hereto.

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

(g) On and after the Amendment Effective Date, Schedule 2 of the Existing Pricing Letter is hereby amended by deleting such schedule in its entirety and replacing it with Exhibit C attached hereto.

(h) On and after Amendment Effective Date, Section 3 of the Existing Repurchase Agreement is hereby amended by adding the following as a new clause 3(b)(xiii) thereto:

Maintenance of Compare Ratio. Seller’s Compare Ratio with respect to its DE Compare Report and Institution Compare Report shall not have exceeded [***]%.

(i) On and after Amendment Effective Date, clauses (d) and (e) of Section 9 of the Existing Repurchase Agreement are hereby amended by deleting such clauses in their entirety and replacing them with the following:

(d) Operating Account. Seller may remit to Buyer funds to be held in an interest bearing account (the “Operating Account”) as unsegregated cash margin and collateral for all Obligations under this Agreement (such amount, to the extent not applied to Obligations under this Agreement, the “Buydown Amount”). Subject to Section 9(e), the Buydown Amount will accrue interest at the Operating Account Rate; provided, that in no event shall interest accrue and be paid on (i) the Buydown Amount if the average balance of funds in the Operating Account during any calendar month is less than the Minimum Balance Requirement; (ii) that portion of the Buydown Amount that is in excess of the aggregate outstanding Purchase Price of all Transactions hereunder and (iii) that portion of the Buydown Amount that is in excess of $[***]. Without limiting the generality of the foregoing, in the event that a Margin Call or other Default exists, the Buyer shall be entitled to use any or all of the Buydown Amount to cure such circumstance or otherwise exercise remedies available $[***] to the Buyer without prior notice to, or consent from, Seller. Within two (2) Business Days’ receipt of written request from Seller, and provided no Margin Call or other Default exists, Buyer shall remit any portion of such Buydown Amount back to Seller.

(e) Maintenance of Balances. If Seller shall fail to maintain with Buyer during any calendar month deposits in the Operating Account in the aggregate, after charges to compensate Buyer for services rendered to Seller, equal to at least the Minimum Balance Requirement, the Seller shall pay to Buyer a fee equal to the amount of such deficit multiplied by the Maintenance Fee Rate.

(j) On and after the Amendment Effective Date, Schedule 3 of the Existing Repurchase Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Exhibit D attached hereto.

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

(a) On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i) this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and Seller; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

(b) Upfront Fee. On the Amendment Effective Date, in consideration of the Buyer having executed this Amendment, the Seller shall pay to the Buyer in immediately available funds, earned on the Amendment Effective Date, a non-refundable up-front fee equal to $[***].

(c) Other Fees and Expenses. On the Amendment Effective Date, the Seller shall pay to the Buyer all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the preparation and execution of this Amendment, in immediately available funds in the amount of $[***] for legal fees and expenses of outside counsel, as well as any other additional legal costs and expenses, which should be minimal.

SECTION 3. Ratification of Agreement. As amended by this Amendment, the Existing Pricing Letter and the Existing Repurchase Agreement are in all respects ratified and confirmed and the Existing Pricing Letter and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 4. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement and the Existing Pricing Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 8. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

SECTION 9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:
Name: Chi Ma
Title: Director

By:
Name: ARI LASH
Title: DIRECTOR

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

[Signature Page to Amendment No. 8 to Pricing Letter and Amendment No. 5 Master Repurchase Agreement]

IN WITNESS WHEREOF, the Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:
Name:
Title:

By:
Name:
Title:

LOANDEPOT.COM, LLC, as Seller

By:
Name: John Lee
Title: CFO

[Signature Page to Amendment No. 8 to Pricing Letter and Amendment No. 5 Master Repurchase Agreement]

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT A

EXHIBIT A

COMPLIANCE CERTIFICATE

I,                     , do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of loanDepot.com, LLC (“Reporting Party”). This Certificate is delivered to you in connection with Section 12(d)(iv) of the Master Repurchase Agreement dated as of March 14, 2012, between loanDepot.com, LLC and UBS Real Estate Securities Inc. (as amended from time to time, the “Agreement”), as the same may have been amended from time to time. Capitalized terms shall have the meaning set forth in the Agreement. I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, Reporting Party is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that, as reflected in the calculations attached hereto as Schedule 1:

Maintenance of Tangible Net Worth. Seller has maintained a Tangible Net Worth plus Subordinated Debt with maturities in excess of one (1) year of not less than $50,000,000 at all times.

Maintenance of Ratio of Indebtedness to Tangible Net Worth. Seller has maintained the ratio of Indebtedness minus Subordinated Debt with maturities in excess of one (1) year from any date of determination to Tangible Net Worth plus Subordinated Debt with maturities in excess of one (1) year from any date of determination no greater than 12:1.

Maintenance of Profitability. Seller has not permitted, for any Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00.

Maintenance of Liquidity. Seller has ensured that, as of the end of each calendar month, it has cash and Cash Equivalents (excluding Restricted Cash or cash pledged to any Person), in an amount not less than $20,000,000.

Maintenance of Compare Ratio. Seller’s Compare Ratio with respect to its DE Compare Report and Institution Compare Report has not exceeded [***]%.

Guarantees. Seller has not created, incurred, assumed or suffered to exist any Guarantees, except to the extent reflected in Seller’s Financial Statements or notes thereto.

Scheduled Indebtedness. All Scheduled Indebtedness (other than Indebtedness evidenced by the Agreement) of Seller existing on the date hereof is listed on Schedule 2 hereto.

Exh. A-1

Limitation on Dividends and Distributions. Following the occurrence and during the continuance of an Event of Default, Seller has not made any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of Seller, whether now or hereafter outstanding, or make any other distribution or dividend in respect of any of the foregoing or to any shareholder or equity owner of Seller, either directly or indirectly, whether in cash or property or in obligations of Seller or any of Seller’s consolidated Subsidiaries.

Financial Statements. The financial statements attached hereto as Schedule 3 fairly present in all material respects the financial condition and results of operations of Seller and its consolidated Subsidiaries and the financial condition and results of operations of Seller, in accordance with GAAP, consistently applied, as at the end of, and for, the calendar month ending on [DATE] (subject to normal year-end adjustments).

Documentation. Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

Compliance. Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]

Compliance Related to Scheduled Indebtedness. Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, relating to Scheduled Indebtedness. [If a covenant or other agreement or condition has not been complied with, Seller shall describe such lack of compliance and provide the date of any related waiver thereof.] Seller represents that no changes have been made to any covenants related to any Scheduled Indebtedness since February 28, 2014. [If a covenant has been changed, please provide detail.]

Regulatory Action. Seller is not currently under investigation or, to best of Seller’s knowledge, no investigation by any federal, state or local government agency is threatened. Seller has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller’s business. [If so, Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]

Exh. A-2

No Default. No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, Seller shall describe the Default or Event of Default and provide the date of the related waiver.]

Repurchases and Early Payment Default Requests. Attached hereto as Schedule 4 is a true and correct summary of the portfolio performance including representation breaches, missing document breaches, repurchases due to fraud, early payment default requests, and Mortgage Loans subject to other warehouse lines in excess of [60] days summarized on the basis of (a) pending repurchase demands (including weighted average duration of outstanding request), (b) satisfied repurchase demands and (c) total repurchase demands.

IN WITNESS WHEREOF, I have set my hand this      day of                      20    .

LOANDEPOT.COM, LLC

By:
Name:
Title:

Exh. A-3

SCHEDULE 1 TO

OFFICER’S COMPLIANCE CERTIFICATE

CALCULATIONS OF FINANCIAL COVENANTS

As of the Month Ended [DATE]

(See attached for form for calculations)

Exh. A-4

SCHEDULE 2 TO

OFFICER’S COMPLIANCE CERTIFICATE

SCHEDULED INDEBTEDNESS

Exh. A-5

SCHEDULE 3 TO

OFFICER’S COMPLIANCE CERTIFICATE

FINANCIAL STATEMENTS

Exh. A-6

SCHEDULE 4 TO

OFFICER’S COMPLIANCE CERTIFICATE

REPURCHASE REQUESTS

	Breach of Representation & Warranty	Missing Collateral Documents	Events of Default	Breach of Fraud Representation	Mortgage Loans subject to other warehouse lines in excess of 60 days
Pending Repurchase Claims
Satisfied Repurchase Claims
TOTAL

Exh. A-7

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT B

SCHEDULE 1

Approved Mortgage Product	Concentration Limit (based upon Maximum Aggregate Purchase Price unless otherwise noted)	Pricing Spread	Asset Value (each percentage, the Purchase Price Percentage)	Aging Limit (Days from initial Purchase Date unless otherwise noted)
Conforming Mortgage Loan	[***]	[***]	[***]	[***]
High Balance Conforming Mortgage Loan	[***]	[***]	[***]	[***]
Exception Conforming Mortgage Loan	[***]	[***]	[***]	[***]
Jumbo Mortgage Loan	[***]	[***]	[***]	[***]
Certified Conforming Mortgage Loans	[***]	[***]	[***]	[***]
Wet Loan	[***]	[***]	[***]	[***]
Agency Security	[***]	[***]	[***]	[***]
Specified Mortgage Loan	[***]	[***]	[***]	[***]

Exh. B-1

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Approved Mortgage Product	Concentration Limit (based upon Maximum Aggregate Purchase Price unless otherwise noted)	Pricing Spread	Asset Value (each percentage, the Purchase Price Percentage)	Aging Limit (Days from initial Purchase Date unless otherwise noted)
Mortgage Loans Released on Trust Receipt	[***]	[***]	[***]	[***]

Exh. B-2

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT C

SCHEDULE 2

WAREHOUSE FEES

Commitment Fee. Seller shall pay to Buyer in immediately available funds, earned on April 29, 2014, a non-refundable Commitment Fee equal to [***]. The Commitment Fee shall be paid in four equal installments, which shall be paid on April 29, 2014 and on the last Business Day of every third (3rd) month thereafter. For the avoidance of doubt, in the event that Seller shall terminate this Agreement or repurchase any Mortgage Loans subject to Transactions under this Agreement, the Commitment Fee shall still be due and payable as set forth herein.

Non-Use Fee. Commencing thirty (30) days after the date hereof and thereafter, no later than the tenth (10th) day (and if such day is not a Business Day, the following Business Day) following the end of each calendar quarter, Seller shall pay to Buyer in immediately available funds a non-refundable Non-Use Fee equal to [***].

Exception Fee. For each Purchased Asset which exceeds the Concentration Limit for the related Approved Mortgage Product or which exceeds the Aging Limit, Seller shall pay to Buyer in immediately available funds a non-refundable Exception Fee equal to [***]. The selection of the specific Purchased Assets that exceed the Concentration Limit for an Approved Mortgage Product shall be performed by Buyer in its sole discretion. The payment of the Exception Fee shall not limit Buyer’s right to reduce the Market Value with respect to any Purchased Asset in accordance with the definition of Market Value.

Asset Handling Fee. For each Purchased Mortgage Loan, $[***].

Purchase and Repurchase Wire Fee. $[***] for each outgoing/incoming wire.

Return Note Fee. For each Mortgage Note that is returned to Seller, $[***].

Failure to Register Fee. For each Mortgage for which Seller has failed to register Buyer as the “warehouse lender” on the MERS System, as required by the Agreement, $[***], provided that Seller shall have five (5) days after such registration is due before such fee will be charged.

Exh. C-1

Asset Handling Fees and Purchase and Repurchase Wire Fees will be deducted from investor remittances prior to the release of proceeds to Seller. All other fees not otherwise listed herein will be due within 15 days of notification to Seller.

Exh. C-2

EXHIBIT D

SCHEDULE 3

[SCHEDULED INDEBTEDNESS]

Exh. D-1